UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

TELIGENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (856) 697-1441

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TLGT	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Teligent, Inc. (the “Company”) has received a warning letter, dated November 26, 2019, from the U.S. Food and Drug Administration (the “FDA”) relating to the Company’s Buena, New Jersey facility (the “Facility”). The warning letter results from an inspection held at the Facility from April 2, 2019 to May 20, 2019. We take the matters identified in the warning letter seriously, have worked diligently to address the identified issues, and will respond to the warning letter in the timeframe required by the FDA. The warning letter does not restrict the Company’s ability to manufacture or ship products or require the recall of any products.

The Company believes that the FDA’s concerns set forth in the warning letter can be resolved without a material impact to the Company’s financial results. The Company cannot give any assurances, however, that the FDA will be satisfied with its response to the warning letter or that such response will resolve the issues identified in the warning letter. Any further adverse regulatory action, depending on magnitude, may restrict the Company from effectively manufacturing, marketing and selling our products and could have a material adverse effect on our business, financial condition and results of operations.

Cautionary Statement regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include the Company’s intent to respond to the FDA warning letter in the timeframe required by the FDA and the Company’s belief that the concerns set forth in the FDA warning letter can be resolved without a material impact to the Company’s financial statements. Forward-looking statements, which describe future plans, strategies, expectations and events, can otherwise generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate” or other comparable terms. These forward-looking statements are based on current beliefs, expectations and assumptions that are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. These and other risks are described in more detail in the Part I, Item 1A – Risk Factors of the Company’s most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on From 10-Q. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this press release to conform these statements to new information, actual results or to changes in our expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: December 11, 2019	By:	/s/ Jason Grenfell-Gardner
		Name:	Jason Grenfell-Gardner
		Title:	Chief Executive Officer